UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 6, 2007

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2007, Advent Software Inc. (the “Company”) filed a Form 8-K under Item 5.02 to announce the appointment of Robert Ettl to its Board of Directors (the “Board”). This Form 8-K/A amends the Form 8-K filed on November 8, 2007 to disclose the committee of the Board to which Mr. Ettl has been named.

On May 7, 2008 and effective as of such date, the Board appointed Mr. Ettl to replace A. George Battle on the Audit Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Craig B. Collins
Craig B. Collins Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 8, 2008